                                                                    Exhibit 99.1


ABFC 2003-OPT1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


               CLASS A1-A
               Pricing Speed FRM: 23 HEP
                             ARM: 4-35 CPR over 24 months

                 PAY DATE       PERFORMING BALANCE       INTEREST PAYMENT       PRINCIPAL PAYMENT      TOTAL PAYMENT
                8/25/2003               23,710,000                  5,005                 222,077            227,083
                9/25/2003               23,487,923                 30,743                 260,804            291,547
               10/25/2003               23,227,119                 29,421                 299,137            328,558
               11/25/2003               22,927,982                 30,010                 336,901            366,911
               12/25/2003               22,591,081                 28,615                 373,918            402,534
                1/25/2004               22,217,163                 29,080                 410,011            439,091
                2/25/2004               21,807,152                 28,543                 444,996            473,540
                3/25/2004               21,362,156                 26,157                 461,580            487,737
                4/25/2004               20,900,576                 27,357                 477,464            504,820
                5/25/2004               20,423,112                 25,869                 492,591            518,460
                6/25/2004               19,930,521                 26,087                 506,890            532,977
                7/25/2004               19,423,631                 24,603                 520,292            544,895
                8/25/2004               18,903,339                 24,742                 532,730            557,472
                9/25/2004               18,370,609                 24,045                 544,145            568,190
               10/25/2004               17,826,464                 22,580                 554,480            577,060
               11/25/2004               17,271,985                 22,607                 563,685            586,292
               12/25/2004               16,708,300                 21,164                 571,714            592,878
                1/25/2005               16,136,586                 21,121                 578,530            599,650
                2/25/2005               15,558,056                 20,364                 584,098            604,462
                3/25/2005               14,973,959                 17,703                 588,393            606,095
                4/25/2005               14,385,566                 18,829                 591,366            610,196
                5/25/2005               13,794,199                 17,473                 571,790            589,263
                6/25/2005               13,222,409                 17,307                 552,819            570,125
                7/25/2005               12,669,590                 16,048                 534,491            550,539
                8/25/2005               12,135,100                 15,884                 516,784            532,668
                9/25/2005               11,618,316                 15,207                 499,678            514,885
               10/25/2005               11,118,638                 14,084                 483,151            497,234
               11/25/2005               10,635,487                 13,921                 467,183            481,104
               12/25/2005               10,168,304                 12,880                 451,756            464,636
                1/25/2006                9,716,547                 12,718                 436,851            449,569
                2/25/2006                9,279,696                 12,146                 422,449            434,595
                3/25/2006                8,857,247                 10,471                 408,534            419,005
                4/25/2006                8,448,713                 11,058                 395,089            406,147
                5/25/2006                8,053,624                 10,201                 382,097            392,298
                6/25/2006                7,671,528                 10,041                 369,543            379,584
                7/25/2006                7,301,985                  9,249                 357,412            366,661
                8/25/2006                6,944,573                  9,090                       -              9,090
                9/25/2006                6,944,573                  9,090                       -              9,090
               10/25/2006                6,944,573                  8,796                       -              8,796
               11/25/2006                6,944,573                  9,090                 103,653            112,743
               12/25/2006                6,840,920                  8,665                 216,366            225,031
                1/25/2007                6,624,554                  8,671                 209,301            217,972
                2/25/2007                6,415,253                  8,397                 202,473            210,870
                3/25/2007                6,212,780                  7,345                 195,874            203,219
                4/25/2007                6,016,906                  7,875                 189,496            197,371
                5/25/2007                5,827,411                  7,381                 183,331            190,712
                6/25/2007                5,644,080                  7,387                 177,373            184,760
                7/25/2007                5,466,707                  6,925                 171,613            178,538
                8/25/2007                5,295,094                  6,931                 166,046            172,977
                9/25/2007                5,129,048                  6,713                 160,665            167,378
               10/25/2007                4,968,383                  6,293                 155,463            161,756
               11/25/2007                4,812,920                  6,300                 150,434            156,734
               12/25/2007                4,662,485                  5,906                 145,573            151,479
                1/25/2008                4,516,912                  5,912                 140,874            146,786
                2/25/2008                4,376,038                  5,728                 136,331            142,059
                3/25/2008                4,239,707                  5,191                 131,939            137,130
                4/25/2008                4,107,769                  5,377                 127,692            133,069
                5/25/2008                3,980,077                  5,041                 123,587            128,628
                6/25/2008                3,856,490                  5,048                 119,617            124,665
                7/25/2008                3,736,873                  4,733                 115,779            120,512
                8/25/2008                3,621,094                  4,740                 112,068            116,807
                9/25/2008                3,509,027                  4,593                 108,479            113,072
               10/25/2008                3,400,547                  4,307                 105,009            109,317
               11/25/2008                3,295,538                  4,313                 101,654            105,967
               12/25/2008                3,193,884                  4,046                  98,409            102,455
                1/25/2009                3,095,475                  4,052                  95,271             99,323
                2/25/2009                3,000,203                  3,927                  92,237             96,164
                3/25/2009                2,907,966                  3,438                  89,302             92,740
                4/25/2009                2,818,664                  3,689                  86,464             90,153
                5/25/2009                2,732,200                  3,461                  83,719             87,180
                6/25/2009                2,648,482                  3,467                  81,064             84,530
                7/25/2009                2,567,418                  3,252                  78,496             81,748
                8/25/2009                2,488,922                  3,258                  76,012             79,269
                9/25/2009                2,412,911                  3,158                  73,609             76,767
               10/25/2009                2,339,302                  2,963                  71,285             74,248
               11/25/2009                2,268,017                  2,969                  69,037             72,005
               12/25/2009                2,198,980                  2,785                  66,862             69,647
                1/25/2010                2,132,118                  2,791                  64,758             67,548
                2/25/2010                2,067,361                  2,706                  62,722             65,428
                3/25/2010                2,004,639                  2,370                  60,753             63,123
                4/25/2010                1,943,886                  3,231                  58,848             62,078
                5/25/2010                1,885,038                  3,032                  57,004             60,036
                6/25/2010                1,828,034                  3,038                  55,221             58,259
                7/25/2010                1,772,813                  2,851                  53,495             56,346
                8/25/2010                1,719,319                  2,857                  51,825             54,682
                9/25/2010                1,667,494                  2,771                  50,209             52,980
               10/25/2010                1,617,285                  2,601                  48,645             51,246
               11/25/2010                1,568,640                  2,607                  47,132             49,739
               12/25/2010                1,521,508                  2,447                  45,667             48,114
                1/25/2011                1,475,841                  2,453                  44,250             46,703
                2/25/2011                1,431,591                  2,379                  42,878             45,257
                3/25/2011                1,388,713                  2,085                  41,551             43,635
                4/25/2011                1,347,162                  2,239                  40,266             42,505
                5/25/2011                1,306,897                  2,102                  39,022             41,124
                6/25/2011                1,267,875                  2,107                  37,818             39,925
                7/25/2011                1,230,057                  1,978                  36,652             38,631
                8/25/2011                1,193,405                  1,983                  35,524             37,508
                9/25/2011                1,157,880                  1,924                  34,432             36,357
               10/25/2011                1,123,448                  1,807                  33,375             35,182
               11/25/2011                1,090,073                  1,812                  32,351             34,163
               12/25/2011                1,057,722                  1,701                  31,360             33,062
                1/25/2012                1,026,361                  1,706                  30,401             32,107
                2/25/2012                  995,961                  1,655                  29,472             31,127
                3/25/2012                  966,489                  1,503                  28,572             30,075
                4/25/2012                  937,916                  1,559                  27,701             29,260
                5/25/2012                  910,215                  1,464                  26,858             28,322
                6/25/2012                  883,358                  1,468                  26,041             27,509
                7/25/2012                  857,317                  1,379                  25,250             26,629
                8/25/2012                  832,067                  1,383                  24,484             25,867
                9/25/2012                  807,583                  1,342                  23,742             25,084
               10/25/2012                  783,841                  1,261                  23,023             24,284
               11/25/2012                  760,817                  1,264                  22,327             23,592
               12/25/2012                  738,490                  1,188                  21,653             22,841
                1/25/2013                  716,837                  1,191                  21,000             22,192
                2/25/2013                  695,836                  1,156                  20,368             21,524
                3/25/2013                  675,469                  1,014                  19,755             20,769
                4/25/2013                  655,714                  1,090                  19,159             20,249
                5/25/2013                  636,554                  1,024                  18,582             19,605
                6/25/2013                  617,973                  1,027                  18,019             19,046
                7/25/2013                  599,954                    965                  17,479             18,444
                8/25/2013                  582,475                    968                  16,956             17,925
                9/25/2013                  565,518                    940                  16,450             17,390
               10/25/2013                  549,068                    883                  15,959             16,842
               11/25/2013                  533,109                    886                  15,484             16,370
               12/25/2013                  517,625                    833                  15,023             15,856
                1/25/2014                  502,602                    835                  14,577             15,412
                2/25/2014                  488,025                    811                  14,144             14,955
                3/25/2014                  473,882                    711                  13,724             14,436
                4/25/2014                  460,157                    765                  13,318             14,083
                5/25/2014                  446,839                    719                  12,924             13,643
                6/25/2014                  433,915                    721                  12,542             13,263
                7/25/2014                  421,373                    678                  12,172             12,850
                8/25/2014                  409,201                    680                  11,813             12,493
                9/25/2014                  397,388                    660                  11,465             12,126
               10/25/2014                  385,923                    621                  11,128             11,749
               11/25/2014                  374,795                    623                  10,801             11,424
               12/25/2014                  363,994                    585                  10,484             11,069
                1/25/2015                  353,510                    588                  11,208             11,795
                2/25/2015                  342,303                    569                  13,816             14,385
                3/25/2015                  328,486                    493                  13,412             13,905
                4/25/2015                  315,074                    524                  13,020             13,544
                5/25/2015                  302,054                    486                  12,640             13,126
                6/25/2015                  289,413                    481                  12,272             12,753
                7/25/2015                  277,141                    446                  11,915             12,360
                8/25/2015                  265,226                    441                  11,568             12,009
                9/25/2015                  253,658                    422                  11,232             11,653
               10/25/2015                  242,426                    390                  10,906             11,296
               11/25/2015                  231,521                    385                  10,590             10,974
               12/25/2015                  220,931                    355                  10,283             10,638
                1/25/2016                  210,648                    350                   9,985             10,335
                2/25/2016                  200,662                    333                   9,697             10,030
                3/25/2016                  190,966                    297                   9,417              9,714
                4/25/2016                  181,549                    302                   9,145              9,447
                5/25/2016                  172,404                    277                   8,882              9,159
                6/25/2016                  163,522                    272                   8,626              8,898
                7/25/2016                  154,896                    249                   8,378              8,627
                8/25/2016                  146,519                    244                   8,137              8,381
                9/25/2016                  138,381                    230                   7,904              8,133
               10/25/2016                  130,478                    210                   7,677              7,887
               11/25/2016                  122,801                    204                   7,457              7,661
               12/25/2016                  115,344                    186                   7,243              7,429
                1/25/2017                  108,101                    180                   7,036              7,216
                2/25/2017                  101,065                    168                   6,835              7,003
                3/25/2017                   94,229                    141                   6,640              6,782
                4/25/2017                   87,589                    146                   6,451              6,596
                5/25/2017                   81,139                    131                   6,267              6,397
                6/25/2017                   74,872                    124                   6,088              6,213
                7/25/2017                   68,783                    111                   5,915              6,026
                8/25/2017                   62,868                    104                   5,747              5,852
                9/25/2017                   57,121                     95                   5,584              5,679
               10/25/2017                   51,537                     83                   5,425              5,508
               11/25/2017                   46,112                     77                   5,272              5,348
               12/25/2017                   40,840                     66                   5,122              5,188
                1/25/2018                   35,718                     59                   4,977              5,036
                2/25/2018                   30,741                     51                   4,836              4,887
                3/25/2018                   25,905                     39                   4,700              4,738
                4/25/2018                   21,205                     35                   4,567              4,602
                5/25/2018                   16,638                     27                   4,332              4,359
                6/25/2018                   12,306                     20                   4,209              4,230
                7/25/2018                    8,097                     13                   4,092              4,105
                8/25/2018                    4,005                      7                   3,977              3,984
                9/25/2018                       28                      0                      28                 28


--------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

The information in this term sheet (the "material") is for your private information and Banc of America Securities LLC (the "Initial Purchaser") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Initial Purchaser considers reliable, but the Initial Purchaser does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Initial Purchaser makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Initial Purchaser and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. This material is furnished solely by the Initial Purchaser and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]



               CLASS M1
               Pricing Speed  FRM: 23 HEP
                              ARM: 28 CPR

                 PAY DATE        PERFORMING BALANCE       INTEREST PAYMENT      PRINCIPAL PAYMENT       TOTAL PAYMENT
               12/25/2003                27,670,500                 40,814                      -              40,814
                1/25/2004                27,670,500                 42,174                      -              42,174
                2/25/2004                27,670,500                 42,174                      -              42,174
                3/25/2004                27,670,500                 39,454                      -              39,454
                4/25/2004                27,670,500                 42,174                      -              42,174
                5/25/2004                27,670,500                 40,814                      -              40,814
                6/25/2004                27,670,500                 42,174                      -              42,174
                7/25/2004                27,670,500                 40,814                      -              40,814
                8/25/2004                27,670,500                 42,174                      -              42,174
                9/25/2004                27,670,500                 42,174                      -              42,174
               10/25/2004                27,670,500                 40,814                      -              40,814
               11/25/2004                27,670,500                 42,174                      -              42,174
               12/25/2004                27,670,500                 40,814                      -              40,814
                1/25/2005                27,670,500                 42,174                      -              42,174
                2/25/2005                27,670,500                 42,174                      -              42,174
                3/25/2005                27,670,500                 38,093                      -              38,093
                4/25/2005                27,670,500                 42,174                      -              42,174
                5/25/2005                27,670,500                 40,814                      -              40,814
                6/25/2005                27,670,500                 42,174                      -              42,174
                7/25/2005                27,670,500                 40,814                      -              40,814
                8/25/2005                27,670,500                 42,174                      -              42,174
                9/25/2005                27,670,500                 42,174                      -              42,174
               10/25/2005                27,670,500                 40,814                      -              40,814
               11/25/2005                27,670,500                 42,174                      -              42,174
               12/25/2005                27,670,500                 40,814                      -              40,814
                1/25/2006                27,670,500                 42,174                      -              42,174
                2/25/2006                27,670,500                 42,174                      -              42,174
                3/25/2006                27,670,500                 38,093                      -              38,093
                4/25/2006                27,670,500                 42,174                      -              42,174
                5/25/2006                27,670,500                 40,814                      -              40,814
                6/25/2006                27,670,500                 42,174                      -              42,174
                7/25/2006                27,670,500                 40,814                      -              40,814
                8/25/2006                27,670,500                 42,174                      -              42,174
                9/25/2006                27,670,500                 42,174                      -              42,174
               10/25/2006                27,670,500                 40,814                      -              40,814
               11/25/2006                27,670,500                 42,174                      -              42,174
               12/25/2006                27,670,500                 40,814                      -              40,814
                1/25/2007                27,670,500                 42,174                      -              42,174
                2/25/2007                27,670,500                 42,174                      -              42,174
                3/25/2007                27,670,500                 38,093                740,173             778,266
                4/25/2007                26,930,327                 41,046              2,950,618           2,991,664
                5/25/2007                23,979,709                 35,370              2,873,375           2,908,745
                6/25/2007                21,106,334                 32,170              2,676,317           2,708,487
                7/25/2007                18,430,017                 27,184                991,019           1,018,204
                8/25/2007                17,438,997                 26,580                457,030             483,610
                9/25/2007                16,981,968                 25,883                445,067             470,951
               10/25/2007                16,536,900                 24,392                433,419             457,811
               11/25/2007                16,103,481                 24,544                422,076             446,620
               12/25/2007                15,681,405                 23,130                411,030             434,160
                1/25/2008                15,270,376                 23,275                400,273             423,548
                2/25/2008                14,870,102                 22,665                389,799             412,463
                3/25/2008                14,480,304                 20,647                379,599             400,245
                4/25/2008                14,100,705                 21,492                369,666             391,158
                5/25/2008                13,731,039                 20,253                359,993             380,247
                6/25/2008                13,371,045                 20,380                350,574             370,954
                7/25/2008                13,020,471                 19,205                341,402             360,607
                8/25/2008                12,679,069                 19,325                332,487             351,812
                9/25/2008                12,346,582                 18,818                324,357             343,175
               10/25/2008                12,022,225                 17,733                315,918             333,651
               11/25/2008                11,706,307                 17,842                307,639             325,482
               12/25/2008                11,398,668                 16,813                299,578             316,391
                1/25/2009                11,099,090                 16,917                291,728             308,644
                2/25/2009                10,807,362                 16,472                284,083             300,555
                3/25/2009                10,523,279                 14,487                276,639             291,126
                4/25/2009                10,246,640                 15,618                269,391             285,008
                5/25/2009                 9,977,249                 14,716                262,332             277,048
                6/25/2009                 9,714,918                 14,807                255,458             270,265
                7/25/2009                 9,459,459                 13,953                248,765             262,717
                8/25/2009                 9,210,695                 14,039                242,247             256,285
                9/25/2009                 8,968,448                 13,669                235,899             249,569
               10/25/2009                 8,732,549                 12,881                229,719             242,599
               11/25/2009                 8,502,830                 12,960                223,700             236,659
               12/25/2009                 8,279,130                 12,212                217,839             230,050
                1/25/2010                 8,061,292                 12,287                212,131             224,418
                2/25/2010                 7,849,161                 11,963                206,573             218,536
                3/25/2010                 7,642,588                 10,521                201,161             211,682
                4/25/2010                 7,441,427                 11,342                195,890             207,232
                5/25/2010                 7,245,537                 10,687                190,757             201,445
                6/25/2010                 7,054,780                 10,753                185,759             196,512
                7/25/2010                 6,869,021                 10,132                180,892             191,024
                8/25/2010                 6,688,128                 10,194                176,153             186,346
                9/25/2010                 6,511,976                  9,925                171,537             181,462
               10/25/2010                 6,340,439                  9,352                167,042             176,395
               11/25/2010                 6,173,396                  9,409                162,665             172,075
               12/25/2010                 6,010,731                  8,866                158,403             167,269
                1/25/2011                 5,852,328                  8,920                154,252             163,172
                2/25/2011                 5,698,075                  8,685                150,210             158,895
                3/25/2011                 5,547,865                  7,638              5,547,865           5,555,502


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: A-1

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Conf AAA        11/25/2003            12/25/2003       0                 212,514,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
212,514,000.00   Normal                    Float           LIBOR1M               0.37             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                    100% PPC
--------------------------------------------
                 98.1250               1.17
                 98.2500               1.12
                 98.3750               1.06
                 98.5000               1.01
                 98.6250               0.96
                 98.7500               0.90
                 98.8750               0.85
                 99.0000               0.80
                 99.1250               0.74
                 99.2500               0.69
                 99.3750               0.63
                 99.5000               0.58
                 99.6250               0.53
                 99.7500               0.48
                 99.8750               0.42
                100.0000               0.37
                100.1250               0.32
                100.2500               0.26
                100.3750               0.21
                100.5000               0.16
                100.6250               0.11
                100.7500               0.06
                100.8750                  -
                101.0000              (0.05)
                101.1250              (0.10)
                101.2500              (0.15)
                101.3750              (0.20)
                101.5000              (0.25)
                101.6250              (0.30)
                101.7500              (0.36)
                101.8750              (0.41)
--------------------------------------------
  WAL (Yrs)                            2.42
  Mod Dur                              2.33
  FirstPrinPay                   12/25/2003
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: A-2

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     NonConf AAA     11/25/2003            12/25/2003       0                 107,344,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
107,344,000.00   Normal                    Float           LIBOR1M               0.23             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 98.1250               1.51
                 98.2500               1.42
                 98.3750               1.34
                 98.5000               1.25
                 98.6250               1.16
                 98.7500               1.08
                 98.8750               0.99
                 99.0000               0.91
                 99.1250               0.82
                 99.2500               0.74
                 99.3750               0.65
                 99.5000               0.57
                 99.6250               0.48
                 99.7500               0.40
                 99.8750               0.31
                100.0000               0.23
                100.1250               0.15
                100.2500               0.06
                100.3750              (0.02)
                100.5000              (0.10)
                100.6250              (0.19)
                100.7500              (0.27)
                100.8750              (0.35)
                101.0000              (0.44)
                101.1250              (0.52)
                101.2500              (0.60)
                101.3750              (0.68)
                101.5000              (0.77)
                101.6250              (0.85)
                101.7500              (0.93)
                101.8750              (1.01)
--------------------------------------------
  WAL (Yrs)                            1.49
  Mod Dur                              1.46
  FirstPrinPay                   12/25/2003
  Maturity                        2/25/2008
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: A-3

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     NonConf AAA     11/25/2003            12/25/2003       0                 27,631,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
27,631,000.00    Normal                    Float           LIBOR1M               0.55             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 98.1250               0.87
                 98.2500               0.85
                 98.3750               0.82
                 98.5000               0.80
                 98.6250               0.78
                 98.7500               0.76
                 98.8750               0.74
                 99.0000               0.72
                 99.1250               0.70
                 99.2500               0.68
                 99.3750               0.65
                 99.5000               0.63
                 99.6250               0.61
                 99.7500               0.59
                 99.8750               0.57
                100.0000               0.55
                100.1250               0.53
                100.2500               0.51
                100.3750               0.49
                100.5000               0.47
                100.6250               0.45
                100.7500               0.43
                100.8750               0.40
                101.0000               0.38
                101.1250               0.36
                101.2500               0.34
                101.3750               0.32
                101.5000               0.30
                101.6250               0.28
                101.7500               0.26
                101.8750               0.24
--------------------------------------------
  WAL (Yrs)                            6.23
  Mod Dur                              5.86
  FirstPrinPay                    2/25/2008
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: M-1

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Mez             11/25/2003            12/25/2003       0                 27,670,500.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
27,670,500.00    Normal                    Float           LIBOR1M               0.65             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 98.1250               1.04
                 98.2500               1.02
                 98.3750               0.99
                 98.5000               0.96
                 98.6250               0.94
                 98.7500               0.91
                 98.8750               0.89
                 99.0000               0.86
                 99.1250               0.83
                 99.2500               0.81
                 99.3750               0.78
                 99.5000               0.75
                 99.6250               0.73
                 99.7500               0.70
                 99.8750               0.68
                100.0000               0.65
                100.1250               0.62
                100.2500               0.60
                100.3750               0.57
                100.5000               0.55
                100.6250               0.52
                100.7500               0.49
                100.8750               0.47
                101.0000               0.44
                101.1250               0.42
                101.2500               0.39
                101.3750               0.37
                101.5000               0.34
                101.6250               0.32
                101.7500               0.29
                101.8750               0.26
--------------------------------------------
  WAL (Yrs)                            4.99
  Mod Dur                              4.71
  FirstPrinPay                    3/25/2007
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: M-2

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Mez             11/25/2003            12/25/2003       0                 19,519,500.00
Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
19,519,500.00    Normal                    Float           LIBOR1M               1.60             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 98.1250               2.01
                 98.2500               1.98
                 98.3750               1.95
                 98.5000               1.93
                 98.6250               1.90
                 98.7500               1.87
                 98.8750               1.84
                 99.0000               1.82
                 99.1250               1.79
                 99.2500               1.76
                 99.3750               1.74
                 99.5000               1.71
                 99.6250               1.68
                 99.7500               1.65
                 99.8750               1.63
                100.0000               1.60
                100.1250               1.57
                100.2500               1.55
                100.3750               1.52
                100.5000               1.49
                100.6250               1.47
                100.7500               1.44
                100.8750               1.41
                101.0000               1.39
                101.1250               1.36
                101.2500               1.33
                101.3750               1.31
                101.5000               1.28
                101.6250               1.25
                101.7500               1.23
                101.8750               1.20
--------------------------------------------
  WAL (Yrs)                            4.92
  Mod Dur                              4.52
  FirstPrinPay                    2/25/2007
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: M-3

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Mez             11/25/2003            12/25/2003       0                 9,438,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
9,438,000.00     Normal                    Float           LIBOR1M               1.85             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 98.1250               2.26
                 98.2500               2.24
                 98.3750               2.21
                 98.5000               2.18
                 98.6250               2.15
                 98.7500               2.13
                 98.8750               2.10
                 99.0000               2.07
                 99.1250               2.04
                 99.2500               2.01
                 99.3750               1.99
                 99.5000               1.96
                 99.6250               1.93
                 99.7500               1.90
                 99.8750               1.88
                100.0000               1.85
                100.1250               1.82
                100.2500               1.80
                100.3750               1.77
                100.5000               1.74
                100.6250               1.71
                100.7500               1.69
                100.8750               1.66
                101.0000               1.63
                101.1250               1.61
                101.2500               1.58
                101.3750               1.55
                101.5000               1.53
                101.6250               1.50
                101.7500               1.47
                101.8750               1.44
--------------------------------------------
  WAL (Yrs)                             4.9
  Mod Dur                              4.46
  FirstPrinPay                    1/25/2007
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: M-4

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Mez             11/25/2003            12/25/2003       0                 6,435,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
6,435,000.00     Normal                    Float           LIBOR1M               3.00             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 98.1250               3.43
                 98.2500               3.40
                 98.3750               3.37
                 98.5000               3.34
                 98.6250               3.31
                 98.7500               3.28
                 98.8750               3.26
                 99.0000               3.23
                 99.1250               3.20
                 99.2500               3.17
                 99.3750               3.14
                 99.5000               3.11
                 99.6250               3.08
                 99.7500               3.06
                 99.8750               3.03
                100.0000               3.00
                100.1250               2.97
                100.2500               2.94
                100.3750               2.92
                100.5000               2.89
                100.6250               2.86
                100.7500               2.83
                100.8750               2.80
                101.0000               2.78
                101.1250               2.75
                101.2500               2.72
                101.3750               2.69
                101.5000               2.66
                101.6250               2.64
                101.7500               2.61
                101.8750               2.58
--------------------------------------------
  WAL (Yrs)                            4.89
  Mod Dur                               4.3
  FirstPrinPay                    1/25/2007
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: M-5

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Mez             11/25/2003            12/25/2003       0                 5,577,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
5,577,000.00     Normal                    Float           LIBOR1M               3.75             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                97.00000               4.46
                97.12500               4.43
                97.25000               4.40
                97.37500               4.37
                97.50000               4.34
                97.62500               4.31
                97.75000               4.28
                97.87500               4.25
                98.00000               4.22
                98.12500               4.19
                98.25000               4.16
                98.37500               4.13
                98.50000               4.10
                98.62500               4.07
                98.75000               4.04
                98.92394               4.00
                99.00000               3.98
                99.12500               3.95
                99.25000               3.92
                99.37500               3.89
                99.50000               3.87
                99.62500               3.84
                99.75000               3.81
                99.87500               3.78
               100.00000               3.75
               100.12500               3.72
               100.25000               3.69
               100.37500               3.66
               100.50000               3.63
               100.62500               3.61
               100.75000               3.58
--------------------------------------------
  WAL (Yrs)                            4.87
  Mod Dur                              4.17
  FirstPrinPay                   12/25/2006
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


PRICE TO DM TABLE

BOND CLASS: M-6

----------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %           Run To   Description     First Accrual Date    Next Pay Date    Actual Delay      Issue Balance
11/25/2003       10               Call     Mez             11/25/2003            12/25/2003       0                 5,148,000.00

Balance          Principal Type   Coupon   Interest Type   Index Type            Margin           Accrued Interest
5,148,000.00     Normal                    Float           LIBOR1M               3.75             0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
                                   100% PPC
--------------------------------------------
                 85.2500               7.54
                 85.3750               7.50
                 85.5000               7.47
                 85.6250               7.43
                 85.7500               7.40
                 85.8750               7.36
                 86.0000               7.33
                 86.1250               7.29
                 86.2500               7.26
                 86.3750               7.22
                 86.5000               7.19
                 86.6250               7.15
                 86.7500               7.12
                 86.8750               7.08
                 87.0000               7.05
                 87.1725               7.00
                 87.2500               6.98
                 87.3750               6.94
                 87.5000               6.91
                 87.6250               6.88
                 87.7500               6.84
                 87.8750               6.81
                 88.0000               6.77
                 88.1250               6.74
                 88.2500               6.71
                 88.3750               6.67
                 88.5000               6.64
                 88.6250               6.60
                 88.7500               6.57
                 88.8750               6.54
                 89.0000               6.50
--------------------------------------------
  WAL (Yrs)                            4.81
  Mod Dur                              3.97
  FirstPrinPay                   12/25/2006
  Maturity                        3/25/2011
--------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------